GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares

of the

Goldman Sachs Money Market Fund

(the “Fund”)

Supplement dated October 16, 2013 to the

Institutional Shares Prospectus dated October 16, 2013 and Service Shares

Prospectus dated April 30, 2013 (the “Prospectuses”)

On October 15, 2013, shareholders of the Fund approved a proposal to change the Fund’s industry concentration policy to permit (but not require) the Fund to invest more than 25% of its total assets in obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such bank obligations.

Effective immediately, the Fund’s Prospectuses are modified as follows:

The following replaces in its entirety the first sentence in the “Goldman Sachs Money Market Fund—Summary—Principal Strategy” section of the Prospectuses:

The Fund pursues its investment objective by investing in obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”), obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.

The following replaces in its entirety the first sentence in the “Investment Management Approach—Principal Investment Strategies” section of the Prospectuses:

The Fund pursues its investment objective by investing in U.S. Government Securities, obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.

The following replaces the “Bank Obligations” row in the “Investment Policies Matrix” table under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectuses:

Money Market Fund

Bank Obligations	¢ Over 25% of total assets may be invested in U.S. and foreign (US$) banks

Footnote 2 following the “Investment Policies Matrix” table under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectuses is deleted in its entirety, and footnotes 3 through 7 are renumbered accordingly.

The following replaces in its entirety the “Banking Industry Risk” in the “Risks of the Fund” section of the Prospectuses:

¢	Banking Industry Risk—An adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in the banking industry. The Fund may invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the banking industry due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the banking industry, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.

The following replaces in its entirety the first sentence of the second paragraph of “Bank Obligations” under “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques” in the Prospectuses:

Because the Fund may invest more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry.

This Supplement should be retained with your Prospectus for future reference.

VITMMSTK 10-13